EXHIBIT 4.8


                       CORPORATE ACCESS NUMBER: 206277436

                                    ALBERTA

                           BUSINESS CORPORATIONS ACT





                                  CERTIFICATE

                                       OF

                           AMENDMENT AND REGISTRATION

                              OF RESTATED ARTICLES

                            TRIBAND ENTERPRISE CORP.
                       AMENDED ITS ARTICLES ON 2001/08/22




                                                                          (SEAL)